Business combinations	3 Months Ended
Mar. 31, 2026
Business Combinations Disclosure [Abstract]
Business combinations	Business combinations
365Talents

On January 20, 2026, the Company acquired all of the issued and outstanding shares of 365Talents, a privately held AI-powered skills intelligence and workforce analytics simplified stock company (société par actions simplifiée) based in France (“365Talents”). The acquisition is accounted for as a business combination in accordance with IFRS 3 - Business Combinations.

Total purchase consideration of $61,310, consisting of: (i) cash paid on closing of $54,326; and (ii) a cash holdback amount of $2,386 (up to a maximum of $2,736) which will be determined and paid during the second quarter of fiscal 2026.

In addition, up to approximately $4,598 (maximum undiscounted amount of $5,100) of additional cash consideration may be payable in fiscal year 2027 based on the achievement of certain financial milestones for the 12 month period ended December 31, 2026.

Transaction costs relating to due diligence fees, legal costs, accounting fees, advisory fees and other professional fees for the three months ended March 31, 2026 amounting to $739 and for the year ended December 31, 2025 amounting to $738 were incurred in relation to the acquisition. These amounts have been expensed as incurred primarily within general and administrative expenses.

As at March 31, 2026, the purchase price allocation has not been finalized. The fair values of the identifiable assets acquired and liabilities assumed have been determined on a provisional basis, as the Company has not yet completed its assessment of the fair values of certain assets and liabilities, including the fair value of acquired intangible assets, and the related tax impact. The provisional amounts recognized are subject to adjustment within the measurement period, which shall not exceed one year from the acquisition date, in accordance with IFRS 3 Business Combinations.

The following table summarizes the allocation of the consideration paid and the preliminary amounts of fair value of the certain assets and liabilities, including the fair value of acquired intangible assets, and the related tax impact assumed at the acquisition date:

Fair value recognized on acquisition
$
Assets
Current assets:
Cash and cash equivalents	2,126
Trade and other receivables	4,057
Prepaid expenses and other current assets	358
6,541
Non-current assets:
Right-of-use asset, net	223
Customer relationships	17,170
Technology	6,170
Trade name and trademarks	2,328
Goodwill	35,497
Total assets	67,929

Liabilities
Current liabilities:
Trade and other payables	2,753
Deferred revenue	3,665
Lease obligations	201
Total liabilities	6,619
Fair value of net assets acquired	61,310

Paid in cash	54,326
Working capital adjustment	(350)
Holdback payable	2,736
Contingent consideration	4,598
Total purchase consideration	61,310

The goodwill related to the acquisition of 365Talents reflects the benefits attributable to future market development and the fair value of an assembled workforce. These benefits were not recognized separately from goodwill because they did not meet the recognition criteria for identifiable intangible assets. This goodwill is not deductible for income tax purposes.

The customer relationships acquired are amortized on a straight-line basis over its estimated useful life of 4 years. The technology acquired is amortized on a straight-line basis over its estimated useful life of 5 years. The trade name and trademarks acquired are amortized on a straight-line basis over its estimated useful life of 6 years.

Since the date of acquisition, the acquisition has generated revenue of $1,827 and a net loss of $1,363 for the three months ended March 31, 2026. Had the acquisition been completed on January 1, 2026 the pro forma results would be immaterially different from the results since the date of acquisition.